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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                   PROSPECTUS SUPPLEMENT -- SEPTEMBER 18, 2009

RIVERSOURCE TAX-EXEMPT MONEY MARKET FUND (2/27/09)

On September 10, 2009, the Fund's Board of Directors approved in principle the merger of RiverSource Tax-Exempt Money Market Fund (the Fund) into Seligman Cash Management Fund, a fund whose investment objective is to preserve capital and to maximize liquidity and current income. More information about Seligman Cash Management Fund and the proposed merger will be included in proxy materials.

Completion of the merger is subject to approval by shareholders of the Fund. It is currently anticipated that, pending final approval from the Fund's Directors, proxy materials regarding the merger will be distributed to shareholders during the fourth quarter of 2009 or the first quarter of 2010, and that a meeting of shareholders to consider the merger will be scheduled for the first or second quarter of 2010.

Effective on or about September 25, 2009, the name of the fund, Seligman Cash Management Fund, will be changed to RiverSource Government Money Market Fund.

S-6433-7 A (9/09)